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                                   UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                    FORM 8-K/A


                                  Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               September 20, 1999
                               ------------------
                Date of Report (Date of earliest event reported)


                           NHANCEMENT TECHNOLOGIES INC.
                           ----------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                      0-21999             84-1360852
         --------                      -------             ----------
(State or Other Jurisdiction  (Commission File Number)   (IRS Employer
    of Incorporation)                                  Identification No.)


                                  6663 Owens Drive
                                Pleasanton, CA 94588
                                --------------------
           (Address of principal executive offices, including zip code)


                                   (925) 251-3333
                                   --------------
                (Registrant's telephone number, including area code)


                            NHancement Technologies Inc.
                          39420 Liberty Street, Suite 250
                              Fremont, California 94538
                         ----------------------------------
                           (Former name or former address,
                            if changed since last report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     As previously reported by NHancement Technologies Inc. (the
"Registrant"), on June 22, 1998, the Registrant purchased one hundred percent (100%) of the shares of Infotel Technologies (Pte) Ltd ("Infotel"), a company organized under the laws of Singapore. As a result of the acquisition, Infotel became a wholly-owned subsidiary of NHancement.

     On September 20, 1999, the Registrant replaced Ernst & Young ("Ernst & Young"), the independent accountants responsible for auditing the financial statements of Infotel, with BDO International, a foreign affiliate of the Registrant's principal accountants (BDO Seidman LLP), to audit Infotel's financial statements. Infotel is a significant subsidiary of the Registrant.

     The Registrant believes that for the period from June 22, 1998 to September 30, 1998, the Registrant and Ernst & Young did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ernst & Young would have caused it to make reference in connection with its report on Infotel's financial statements to the subject matter of the disagreement.

     The decision to change accountants was recommended and approved by the Audit Committee of the Board of Directors of the Registrant.

     The report of Ernst & Young on Infotel's financial statements for the period from June 22, 1998 to September 30, 1998 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During that period, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K.

     During the Registrant's two most recent fiscal years and any subsequent interim period prior to BDO International's engagement as accountants to Infotel, the Registrant did not consult BDO International regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Infotel's financial statements.

     Attached as Exhibit 16 to this Report on Form 8-K/A is a letter addressed to the Securities and Exchange Commission stating that Ernst & Young agrees with the above statements.


                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NHancement Technologies Inc.



Date:  December 29, 1999               By:  /s/  Douglas S. Zorn
                                          ------------------------------------
                                            Douglas S. Zorn, President and
                                            Chief Executive Officer

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                              EXHIBIT INDEX


Exhibit Number               Description of Exhibit
--------------               ----------------------

     16 Letter on change in certifying accountant for Infotel Technologies (Pte) Ltd, a corporation organized under the laws of Singapore and a significant subsidiary of the Registrant.